Issued capital	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Issued capital
21.	Issued capital

a)
As of December 31, 2019, the Company’s authorized capital was NT$9,700,000 thousand, consisting of 970,000 thousand ordinary shares, and the paid-in
capital was NT$7,272,401 thousand with a par value of NT$10 per share, consisting of 727,240 thousand ordinary shares. All proceeds from shares issued have been collected.

b)
As of December 31, 2019, the outstanding ADSs were
4,801,737 units representing 96,035 thousand ordinary shares and each ADS represents 20 ordinary shares of the Company. The major terms and conditions of the ADSs are summarized as follows:

(a)	Voting rights:
ADS holders have no right to directly vote in shareholders’ meetings with respect to the deposited shares. The depository bank shall vote on behalf of ADS holders or provide voting instruction to the designated person of the Company. The depository bank shall vote in the manner as instructed by ADS holders.

(b)	Distribution of dividends:
ADS holders are deemed to have the same rights as holders of ordinary shares with respect to the distribution of dividends.

c)	Movements in the number of the Company’s ordinary shares outstanding are as follows:

	2017	2018	2019
	in thousands	in thousands	in thousands
January 1	856,754	856,059	727,265
Restricted shares – cancelled	(542)	(349)	(25)
Restricted shares – uncancelled	(153)	(23)	—
Capital reduction	—	(128,422)	—

December 31	856,059	727,265	727,240

d)
In order to adjust capital structure and increase return of equity, the Company’s shareholders adopted a resolution on June 26, 2018 to reduce capital stock and return cash to shareholders. Subsequently, the record date of the capital reduction was fixed on August 15, 2018, and capital was reduced approximately 15% amounted to NT$1,329,446 thousand consisting of 132,945 thousand ordinary shares.